UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 4, 2021, Onconova Therapeutics, Inc. (the “Company”) held its 2021 Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following proposal:

Proposal 3. To authorize one or more adjournments of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split and/or Authorized Shares Decrease Proposal at the Special Meeting or any adjournment(s) thereof. The proposal was approved by a vote of the stockholders and the final results will be provided on amended Form 8-K/A.

Item 8.01 Other Events.

In accordance with Proposal 3, which was approved by the stockholders, the Special Meeting was adjourned to April 1, 2021, at 9 a.m. Eastern Time with respect to Proposal 1 to consider and vote upon an amendment to our Tenth Amended and Restated Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “Reverse Stock Split”, by a ratio of not less than one-for-five and not more than one-for-fifteen, with the exact ratio to be set within this range by our Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and Proposal 2 To approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the effectiveness of the Reverse Stock Split, the number of authorized shares of capital stock from 255,000,000 to 130,000,000 shares in order to decrease the number of authorized shares of common stock from 250,000,000 to 125,000,000 shares (the “Authorized Shares Decrease Proposal”.

The adjourned Special Meeting will be held at the same virtual meeting location, www.virtualshareholdermeeting.com/ONTX2021SM This will enable the Company’s stockholders of record as of the record date, which was January 12, 2021, additional time to consider and vote on Proposal 1 and Proposal 2, and enable the Company’s proxy solicitor, MacKenzie Partners, Inc., more time to assist the Company with the solicitation of stockholder votes on Proposal 1 and Proposal 2.

At the adjourned Special Meeting on April 1, 2021, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the Securities and Exchange Commission on January 13, 2021 and mailed to the stockholders. Valid proxies submitted prior to the reconvened Special Meeting will continue to be valid for the upcoming reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Annual Meeting.

The Company's Board of Directors expects to communicate with stockholders in the near future in connection with the adjourned Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Financial Officer